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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-68136) of Kerr-McGee Operating Corporation of our report dated February 26, 1999 appearing in the Kerr-McGee Corporation Annual Report on Form 10-K for the year ended December 31, 2000 and relating to the consolidated financial statements of Oryx Energy Company, which financial statements are not separately presented therein.


                                                 PRICEWATERHOUSECOOPERS LLP



Dallas, Texas
  August 30, 2001